--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Commission File No.: 0-50469



                        Date of Report: October 14, 2005


                              VERIDIUM CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                              59-3764931
--------------------------------------------------------------------------------
(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


1 Jasper Street, Paterson New Jersey                                       07522
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (973) 942-7700
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




--------------------------------------------------------------------------------

Item 4.01    Change in Registrant's Certifying Accountant

         On October 14, 2005 the Board of Directors of Veridium Corporation dismissed WithumSmith & Brown, P.C. ("WithumSmith") from its position as Veridium Corporation's principal independent accountant.

         The audit reports of WithumSmith on Veridium Corporation's financial statements for the years ended December 31, 2004 and 2003 contained a modification expressing substantial doubt about Veridium Corporation's ability to continue as a going concern. The audit reports of WithumSmith for the years ended December 31, 2004 and 2003 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. WithumSmith did not, during the applicable periods, advise Veridium Corporation of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

         Veridium Corporation and WithumSmith have not, in connection with the audits of Veridium Corporation's financial statements for the years ended December 31, 2004 or December 31, 2003, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to WithumSmith's satisfaction, would have caused WithumSmith to make reference to the subject matter of the disagreement in connection with its reports.

         Veridium has requested WithumSmith to furnish a letter addressed to the Securities Exchange Commission stating whether or not WithumSmith agrees with the statements in this 8-K, a copy of such letter dated October 14, 2005 is filed as exhibit 16 to this 8-K.

         On October 14, 2005, Veridium Corporation retained the firm of Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Rich") to audit Veridium Corporation's financial statements for the year ended December 31, 2005. At no time during the past two fiscal years or any subsequent period did Verdium Corporation consult with Rosenberg Rich regarding any matter of the sort described above with reference to WithumSmith, any issue relating to the financial statements of Veridium Corporation, or the type of audit opinion that might be rendered for Veridium Corporation.

                                    EXHIBITS

16.      Letter from WithumSmith & Brown, P.C.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VERIDIUM CORPORATION

Dated:  October 14, 2005                   By:  /s/ Kevin Kreisler
                                              -----------------------

                                              Kevin Kreisler
                                              Chief Executive Officer